UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 1, 2014

NOVAGEN INGENIUM INC.
(Exact name of registrant as specified in its charter)

Nevada	333-149617	98-0471927
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9120 Double Diamond Pkwy Ste 2227, Reno, Nevada	89521
(Address of principal executive offices)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On August 1, 2014, the Registrant’s wholly-owned subsidiary, Renegade Engine Company Pty Ltd. (“Renegade”), entered into a written agreement with Stuart Campbell to exchange one stock motorcycle for three utility trucks equipped for traffic control work (the “Asset Exchange”).

The Registrant’s board of directors approved the Asset Exchange after determining that it was fair to and in the best interests of the Registrant. The value of the utility trucks acquired through the Asset Exchange has been estimated by the Registrant’s board of directors as $35,000.00 (AUD$40,000.00) based on replacement value.

There was no material relationship between Mr. Campbell and the Registrant, its subsidiaries or any of its or their directors or officers or any associate of any such directors or officers prior to the Asset Exchange.

The description of the terms and conditions of the Asset Exchange set forth herein does not purport to be complete and is qualified in its entirety by reference to the terms of the Asset Swap Agreement, which is filed as Exhibit 10.1 to this Current Report.

This document is not intended to provide any other factual information about the Registrant. Such information can be found in other public filings the Registrant makes with the Securities and Exchange Commission (the “SEC”), which are available without charge at www.sec.gov.

Item 2.01 Completion of Acquisition or Disposition of Assets

On August 1, 2014, Renegade sold one stock motorcycle to Stuart Campbell, in exchange for three utility trucks equipped for traffic control work. Reference is made to the disclosure set forth under Item 1.01 of this Report, which disclosure is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On September 30, 2014, the Registrant issued a press release advising that its wholly-owned subsidiary, Renegade Engine Company Pty Ltd. has acquired three utility trucks for the purpose of expanding its business operations to include providing traffic control services in Queensland, Australia. The trucks were acquired in exchange for a custom motorcycle that was dormant inventory from Renegade’s discontinued retail custom motorcycle business. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in the press release attached as Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1	Asset Swap Agreement dated August 1, 2014, between Renegade Engine Company Ptd Ltd. and Stuart William Campbell.

99.1	Press release of Novagen Ingenium Inc, dated September 30, 2014.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVAGEN INGENIUM INC

Date: September 30, 2014	By:	/s/ Micheal P. Nugent
Micheal P. Nugent
President & CEO